UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 19, 2021

AEHR TEST SYSTEMS
(Exact name of registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 KATO TERRACE FREMONT, CA 94539
(Address of principal executive offices, including zip code)

510-623-9400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AEHR	The NASDAQ Capital Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of shareholders of Aehr Test Systems (the “Company”) was held on October 19, 2021 (the “Annual Meeting”). There were 24,482,796 shares of common stock entitled to vote at the Annual Meeting and 16,188,075 shares were present in person or by proxy.

Five items of business were acted upon by the shareholders at the Annual Meeting. The final voting results are as follows:

Proposal One: Election of Directors of the Company.

	VOTES	VOTES	BROKER
NOMINEE	FOR	WITHHELD	NON-VOTES
Rhea J. Posedel	8,706,937	60,222	7,420,916
Gayn Erickson	8,708,125	59,034	7,420,916
Fariba Danesh	8,699,078	68,081	7,420,916
Laura Oliphant	8,699,925	67,234	7,420,916
Mario M. Rosati	8,146,192	620,967	7,420,916
Geoffrey G. Scott	8,736,579	30,580	7,420,916
Howard T. Slayen	8,700,624	66,535	7,420,916

Each of the seven nominees was elected to serve as a director until the next Annual Meeting or until his or her successor is elected and qualified.

Proposal Two: Approve an amendment to the Company’s Bylaws to change the authorized number of directors and permit certain amendments to the Bylaws by unanimous consent of the Board of Directors of the Company.

	VOTES	VOTES	VOTES	BROKER
PROPOSAL	FOR	AGAINST	ABSTAIN	NON-VOTES
TWO	8,540,021	173,687	53,451	7,420,916

The foregoing proposal was approved.

Proposal Three: Approve an amendment to the Company’s 2016 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by an additional 1,000,000 shares of common stock of the Company.

	VOTES	VOTES	VOTES	BROKER
PROPOSAL	FOR	AGAINST	ABSTAIN	NON-VOTES
THREE	8,385,535	330,118	51,506	7,420,916

The foregoing proposal was approved.

Proposal Four: Ratify the selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2022.

	VOTES	VOTES	VOTES	BROKER
PROPOSAL	FOR	AGAINST	ABSTAIN	NON-VOTES
FOUR	16,116,578	57,939	13,558	--

The foregoing proposal was accordingly ratified.

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Proposal Five: Approve, on an advisory basis, the compensation of the Company’s named executive officers.

	VOTES	VOTES	VOTES	BROKER
PROPOSAL	FOR	AGAINST	ABSTAIN	NON-VOTES
FIVE	8,553,548	158,038	55,573	7,420,916

The foregoing proposal was approved.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On October 19, 2021, the shareholders of Aehr Test Systems (the “Company”) approved an amendment to the Company’s Bylaws (the “Bylaws”) to (i) change the number of directors of the Company from not less than four (4) nor more than seven (7) to a new range of not less than five (5) nor more than eight (8), with the exact number of directors to be set initially at seven (7) effective upon approval of this amendment of the Bylaws; and (ii) permit for any amendment to the Bylaws changing the authorized number of directors to be approved by the unanimous consent of the Board of Directors of the Company. The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Bylaws of Aehr Test Systems, amended as of October 19, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aehr Test Systems (Registrant)

Date: October 22, 2021	By:	/s/ Kenneth B. Spink
Kenneth B. Spink Vice President of Finance and Chief Financial Officer

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